EFFECTIVE May 13, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 10, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                  0-944                  41-0783184
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 (State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           file number)          Identification No.)


           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     The Company has appointed Mr. Jules L. Fisher as its Vice President, Finance and Chief Financial Officer, effective May 11, 2005. Mr. Fisher will receive the following compensation package: Beginning Annual Base Salary - $170,000; Fiscal Year 2006 Target Cash Bonus - $85,000; Stock Option Grant at
Hire: 20,000 shares.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) The Company announced on May 10, 2005, that Eapen Chacko had resigned as Vice President Finance and Chief Financial Officer, effective immediately.

(c) Effective May 11, 2005, Mr. Jules Fisher was appointed as the Company's Vice President, Finance and Chief Financial Officer. From 1996 until December 2001 he was Vice President and Chief Financial Officer of Minntech Corporation. From December 2001 until February 2004 he was Chief Financial Officer of MedicalCV, Inc. He served as Corporate Controller for American Medical Systems from February to September 2004 and has been a consultant with Certes Financial Pros since November 2004. The summary of Mr. Fisher's business experience contained in the press release issued by the Company on May 10, 2005 and filed as an exhibit hereto is incorporated herein by reference.

Effective May 11, 2005, Shawn F. McCarrey, who had been President of Worldwide Sales since February 2003, was promoted to President of Worldwide Sales and Marketing. Mr. McCarrey will continue to report directly to Mr. Dutcher and will assume full responsibility for the Company's marketing and scientific/medical affairs functions, as well as retaining his sales responsibilities. From April 2001 to February 2003, Mr. McCarrey was the Company's Vice President of US Sales and from December 1998 until April 2001, he was Director of U.S. Sales. Mr. McCarrey's employment terms were not otherwise altered.


Item 9.01  Exhibits.

On May 10, 2005 the Company issued a press release reporting changes in its senior management personnel.

A full copy of the referred-to press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 13, 2005
                                           POSSIS MEDICAL, INC.



                                           By: /s/ Irving R. Colacci
                                               ---------------------
                                               Irving R. Colacci
                                               Vice President, Legal Affairs &
                                               Human Resources, General Counsel
                                               and Secretary